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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2004, with respect to the consolidated financial statements and financial statement schedule of Michael Baker Corporation, which appears in Michael Baker Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.


                                                 /s/ PRICEWATERHOUSECOOPERS, LLP

                                                 PRICEWATERHOUSECOOPERS, LLP

Pittsburgh, Pennsylvania
March 10, 2005